                                                                  EXHIBIT 10.40


                                 April 14, 1997



CF SECURITIES, L.P.
2001 Ross Avenue, Suite 3200
Dallas, Texas 75201

TCF HOTELS L.P.
 On behalf of the Real Estate Sellers
2001 Ross Avenue, Suite 3200
Dallas, Texas 75201

Gentlemen:

     Reference is made to that Agreement and Plan of Merger (the "Merger Agreement") between Patriot American Hospitality, Inc. ("PAH") and the undersigned (the "Company"), pursuant to which the Company will merge with and into PAH, with PAH being the surviving corporation (the "Merger"), following the proposed business combination among PAH, California Jockey Club and Bay Meadows Operating Company as more specifically described in the Merger Agreement.
In connection with the Merger Agreement, CF Securities L.P. ("CFS") has entered into a stock purchase agreement with PAH pursuant to which CFS will sell its shares of Company common stock to PAH (the "Stock Purchase"), and certain entities owned or controlled, directly or indirectly, by Mr. and Mrs. Trammell Crow and/or various descendants thereof (the "Real Estate Sellers") have entered into an Omnibus Purchase and Sale Agreement and related agreements pursuant to which the Real Estate Sellers will sell certain real estate and related assets to the PAH operating partnership (the "Real Estate Sale").

     Each of the Company, CFS and the Real Estate Sellers (the "Crow/Wyndham Parties") agrees not to amend or modify the material terms of the Merger, the Stock Purchase or the Real Estate Sale without the prior written approval of the other Crow/Wyndham Parties.

     If you are in agreement with the foregoing, please so indicate by signing this letter in the spaces provided below.

                                        Very truly yours,

                                        WYNDHAM HOTELS CORPORATION

                                        By: /s/ ANNE L. RAYMOND (CSM)
                                            -----------------------------------
                                        Name: Anne L. Raymond
                                              ---------------------------------
                                        Title: Executive Vice President
                                              ---------------------------------

April 14, 1997
Page 2



AGREED:

CF SECURITIES, L.P.

By:   Mill Spring Holdings, Inc.,
      its General Partner

By:   /s/ HARLAN R. CROW
    -----------------------------------
Name:     Harlan R. Crow
      ---------------------------------
Title:    President
      ---------------------------------


TCF Hotels L.P.
 On behalf of the Real Estate Sellers

By:   Mill Spring Holdings, Inc.,
      its General Partner

By: /s/ HARLAN R. CROW
    -----------------------------------
Name:   Harlan R. Crow
      ---------------------------------
Title:  President
      ---------------------------------